SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2004

CITADEL BROADCASTING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31740	51-0405729
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

City Center West, Suite 400
7201 West Lake Mead Blvd.
Las Vegas, Nevada 89128
(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 804-5200

Item 5. Other Events and Regulation FD Disclosure.

On June 29, 2004, Citadel Broadcasting Corporation (“Citadel”) issued a press release announcing a stock repurchase program. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Exhibit.	Description.

99.1	Citadel Broadcasting Corporation Press Release, dated June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2004
CITADEL BROADCASTING CORPORATION

	By:	/s/ RANDY L. TAYLOR

Randy L. Taylor
Vice President-Finance and Secretary